                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2005

                            2-TRACK GLOBAL, INC.

             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671

(State or Other Jurisdiction      (Commission File          (I.R.S. Employer

      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)

                                   Copies to:

                                Roger Linn, Esq.

                       WEINTRAUB GENSHLEA CHEDIAK SPROUL

                           400 Capitol Mall, 11th Floor

                              Sacramento, CA 95814

                                  (916) 558-6064

                                  (916) 446-1611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into s Material Definitive Agreement.

      2-Track Ltd., a U.K ("2-Track"). susidiary of 2-Track Global Inc., entered into an agreement with Saracom Co., Ltd., ("Saracom") in Korea, that Saracom will develope, manufacture and supply "Starfish" products for 2-Track.

Under the terms of the arrangement, Saracom shall deliver to 2-Track such deliverables, including documentation, for evaluation by 2-Track. 2-Track shall review, test, and evaluate such deliverables for either acceptance or rejections.

As post development obligations, Saracom shall provide 2-Track with ongoing engineering and technical service and support. Should an OEM contact Saracom concerning manufacture of a Starfish products, Saracom agrees to direct such

OEM to contact 2-Track.

2-Track is also to use its best commercial endeavours to (1) complete the development, testing and certification of Starfish technology, (2) to develop a successful development commercialization of Starfish technology, (3) to market and promote and sell the Starfish product and (4) to increase Starfish product volumes.

Where Saracom acts as a manufactuere of the product, 2-Track shall purchase such quantities of Starfish product as they may be ordered by 2-Track from time to time as long as all the requirements are met.

In gearing Saracom's manufacturing processes in order to meet the expected supply requirements of 2-Track, 2-Track shall notify in advance Saracom of its estimated requirements for the product for 3 years immediately following the project end date, currently estimated at 2,000 units in 2005,

10,000 units in 2007 and 30,000 units in 2008.

Under the terms of the arrangement, 2-Track shall pay approximately $11,700 for the development. In addition, 2-Track shall pay to Saracom the manufacturing cost for Starfish products.

All Starfish technology shall be owned by 2-Track, exploitation of and subsequent development of Starfish technology, including commercial development and/or licensing will be by 2-Track without financial accounting to, or the consent of Saracom.

This agreement shall come into effect on the commencement date and shall continue in full force and effect for the term and thereafter shall be automatically renewed without limit of period unless and until terminated by either party giving to the other not less than six (6) months writeen notice expiring no earlier than the fifth anniversary of the commencement date or at time thereafter.

The Company's press release dated December 14th, 2005, announcing the above agreement is attached here as Exhibit 99.13 to this Current Report on Form

8-K

Exhibit

Number                                    Description

--------------------------------------------------------------------------------

99.13  Press Release - Agreement between 2-Track Ltd. and Saracom Co., Ltd.

NEW YOUK - BUSINESS WIRE (December 14 2005) 2-Track Global Inc (TOTG) today announced that its wholly owned subsidiary 2-Track Limited has entered into an agreement with Saracom, a company that is listed on the Korean Stock Market. The agreement provides for collaboration between the parties to develop the existing 2-Track systems technology and in particular by developing the solution for tracking primarily marine vessels and associated assets for the 2-Track "Starfish" generation of products. Under the terms of the arrangement, Saracom will be responsible for the adaptation, coupling and configuration of the product thereby ensuring that it meets the international levels of functionality and compliance required by 2-Track.

Mike Jung, President of 2-Track Global, commented saracom is a major player in this industry and is known for its ingenuity in designing and manufacturing commercial marine components for use with tracking and monitoring solutions such as ours. This is an important agreement for the company and I would anticipate that we would have a long term co-operation with Saracom as there are many areas of synergy between our respective businesses. We undertook a considerable review of the capabilities of Saracom prior to entering into this agreement and after a period of evaluation we have no doubt that they are the leading player in the Far Eastern market. Being a company that is already listed on the stock market also provides us with the financial strength that we require for our partnership.

Mr Gun Lim of Saracom commented "This is an important step for the company. 2-Track has very exciting technology that has global implications for shipping, marine and asset security worldwide.?It is nice to conclude an agreement between two listed companies and we have had our eyes on 2-Track's evolution for the last two years. We are delighted to execute this agreement with 2-Track and I am sure that it will be the first of many. It presents a unique opportunity for both companies to harness their own product development and skills into the same project"

2-Track Global Inc (TOTG) is a technology development and marketing company which owns, operates and licences proprietary telematics solutions combining hardware and software applications run over wireless or satellite networks to deliver remote security management of marine and cargo fleets (including consumer solutions aimed at the leisure, marine and domestic security markets) and commercial vehicle plant and machinery management and security. The company has communications architecture technology which provides global logistics solutions for the remote monitoring of freight containers over multiple transport mores.

This press release includes certain statements, known as "forward-looking statements", which express the current expectations of 2-Track Global management. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect 2-Track Global Inc and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Unanticipated product manufacturing and delivery issues, customer order push-outs or cancellations and product performance could cause actual results to differ materially from those currently anticipated as expressed in this press release. These risks and other risk factors relating to 2-Track Global Inc are described more fully in the most recent Form 8-K filed by 2-Track Global Inc and other filings from time to time with the Securities and Exchange Commission.

Contact:

2-Track Global Inc

Jay Shin,

+44 20 7644 0472

http://www.2-trackglobal.com

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              2-Track Global, Inc.

Dated: December 14, 2005                       By: /s/ Mike Jung

                                                  ------------------------------

                                                  Name:  Mike Jung

                                                  Title: Chief Executive Officer